-----------------------------
                                                   OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

                                                   Estimated average burden
                                                   hours per response: 19.4
                                                   -----------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number    811-07677
                                   ------------------------------------

                          Profit Funds Investment Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)

  8401 Colesville Road, Suite 320        Silver Spring, Maryland       20910
--------------------------------------------------------------------------------
                  (Address of principal executive offices)           (Zip code)

                                Eugene A. Profit

Profit Investment Management 8401 Colesville Rd, Ste 320 Silver Spring, MD 20910
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059
                                                     ---------------------------

Date of fiscal year end:     September 30, 2005
                          ---------------------------------------

Date of reporting period:    September 30, 2005
                          ---------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.




                                THE PROFIT FUND



                                  PROFIT FUNDS

                                 [LOGO OMITTED]

                                INVESTMENT TRUST

                                     PVALX




                                 ANNUAL REPORT

                               September 30, 2005

THE PROFIT FUND
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

November 15, 2005

Dear Profit Fund Shareholders:

Another year has come and gone and we are pleased to report it was a fruitful one for Profit Fund shareholders. We completed the merger with the Lake Forest Core Equity Fund early in the fiscal year, thereby significantly increasing the Fund's net assets.

During the fiscal year ended September 30, 2005, the Profit Fund returned 9.82 percent versus the S&P 500 Index's 12.25 percent return. The graphic and table below show the historical performance (in percentage terms) of the Profit Fund and the S&P 500 Index over each full calendar year since our appointment as the Fund's portfolio manager:

                     The Profit Fund vs. The S&P 500 Index

                               [GRAPHIC OMITTED]


                        1998    1999     2000     2001    2002     2003     2004     2005*
------------------------------------------------------------------------------------------
THE PROFIT FUND        32.55    27.62    -4.22   -10.56   -24.69   34.92    13.03    0.89
THE S&P 500 INDEX      28.58    21.04    -9.10   -11.89   -22.10   28.68    10.88    2.77

* 9 months ended September 30, 2005

MARKET REVIEW
In our last shareholder letter, we said, "With the emergence of other players such as Comcast and with MCI re-emerging from bankruptcy protection, we could see this sector respond positively." Two and a half months after we wrote this, MCI was receiving bids from Verizon and Qwest and saw its shares rise nearly 50 percent. Sprint and Nextel joined forces and SBC acquired AT&T.

But the best performing sector was energy. For example, the energy group in the S&P 500 Index rose 48.50 percent during the year ending September 30, 2005 and accounted for 30 percent of the Index's return. The sector benefited from rising crude oil and natural gas prices, caused in part by ferocious demand from China and India. Supply constraints (such as Hurricanes Katrina and Rita) provided only temporary disruptions.

2005 also witnessed the top in homebuilding shares--even if new home sales in the U.S. have not yet peaked. The stock market usually anticipates future events and tops out or bottoms a few months prior to a top or bottom in an economy. Investors anticipate the housing sector to slow in the coming months because of the rise in long-term interest rates--which mortgage rates follow. The yield on the 10-year Treasury bond rose during the fiscal year from 4.1 percent to 4.3 percent and was recently quoted at 4.6 percent.

The rise in long-term interest rates may have been helped by rising short-term rates. The Federal Reserve, which controls short-term rates, raised its target interest rate by 2.00 percent during fiscal 2005 to 3.75 percent (and recently raised rates again to 4.00 percent).

WHY IS THE FED SO PERSISTENT IN ITS RATE HIKING SPREE?
The Fed was created to accomplish two (sometimes competing) goals: full employment and price stability. With the U.S. unemployment rate hovering near 5 percent, there is little doubt that the Federal Reserve is achieving the first goal. However, price stability has weakened: the Consumer Price Index, a popular measure of inflation, rose 4.7 percent during fiscal 2005--largely because of higher energy prices. The Fed prefers to see inflation run between one and two percent. This means the Fed is likely to continue raising interest rates well into fiscal 2006.

FUND PERFORMANCE
The Profit Fund underperformed the S&P 500 Index (the "Index") during fiscal year 2005, primarily due to an underweighting in the consumer staples and weakness in the financial sector. However, the Fund benefited from positions in the technology and industrial sectors.

The consumer staples sector rose an impressive 11.26 percent during the quarter. However, the Profit Fund was underweight in this sector (7 percent versus the benchmark's 10.4 percent) which meant we did not capture all of the gains. Additionally, our position in Kimberly Clark--a consumer staples company--only rose 2.1 percent, less than the overall rise in the sector.

We were also underweight in the financial sector because of the Fed rate hiking spree. As we expected, the financial sector underperformed the Index. However, our positions within the financial sector underperformed comparative to the securities within the overall financial sector of the Index. One mortgage insurance company we hold shares in, for example, fell on concerns that the real estate boom was topping.

Our tech sector helped offset some of this weakness. Not only were we overweight the tech sector--which rose 13.43 percent during the year, better than the overall rise of the Index--we also chose technology issues which rose more than comparable issues within the Index. For example, our position in Hewlett Packard rose 48 percent after a change in management and a restructuring. Another technology issue helping to boost our returns was Western Digital, a disk drive maker. The company has seen increased demand due to higher sales of personal computers.

Finally, our positions in the industrial sector generated a return double the comparable positions in the Index--rising 14.27 percent versus the Index's 7.18 percent. In this sector, Caterpillar boosted our returns as its shares rose nearly 50 percent during the fiscal year. The maker of earth-moving equipment has seen demand skyrocket due to rising commodity prices and the housing boom.

PURCHASES AND SALES
During the fiscal year, we bought or increased our stakes in the following companies among others:

o Amgen: The biotech giant has blown away Wall Street estimates. Earnings are up strongly and the company is taking away market share from Johnson & Johnson in its key cancer products.

o EMC: The storage device maker grew earnings by 50 percent in a recent quarter and is increasing the portion of software sales in its revenue mix.

o Symantec: Shares of the anti-virus software company have been battered due to a major acquisition. However, shares have not traded at valuation levels like today in a long time.

o Aetna: Medicare's new prescription drug plan begins in 2006 and will benefit health care plans like Aetna.

o Adobe Software: The maker of the popular PDF format is benefiting from a rise in Photoshop sales. Adobe has few significant competitors; the few that are a threat are "years behind" Adobe's technology.

o Walgreen: The retail drug store benefits from the increasing use of generic drug sales and the Medicare Prescription drug plan.

o Wal-Mart: Should Wal-Mart be trading at valuation levels below the general market? While we recognize the company's growth rate has slowed in recent quarters, we believe the weakness to be temporary and partly a result of the higher energy prices.

o Walt Disney: The entertainment company scored a homerun with its ABC unit which has several highly rated shows.

o eBay: We picked up shares of eBay on a recent decline. In the auction business, eBay is unmatched.

During the fiscal year, we sold or decreased our stakes in the following companies among others:

o Exxon-Mobil: Exxon-Mobil just posted its largest quarterly profit ever, so why are we selling shares? One reason is that there are other more attractively valued energy companies. Additionally, the giant will face tough earnings comparisons in 2006 versus 2005.

o Toll Brothers, D.R. Horton and Pulte Home: We mentioned in our last shareholder letter that, "Although homebuilders had a good run over the past 18 months, we will possibly trim them back for risk management purposes due to their sensitivity to interest rates." True to form, we sold our shares in the homebuilders. They peaked in August of 2005 after reporting slowing contract growth rates.

o    Intel: The popular  chipmaker is facing tough competition from AMD. Despite
     strong  notebook  sales,   Intel  is  rethinking  how  to  respond  to  its
     competitor's threats.

o Kimberly Clark: Kimberly Clark is restructuring its operations after reporting a disappointing quarter. The company blamed higher input costs and will lay off thousands of employees.

o Verizon: It is a shame Verizon went after MCI with such vigor. We believe the telecom company overpaid dearly and is left with assets that are rapidly declining in value. Long distance is fast being replaced by mobile phones and voice over internet protocol.

o InterActive/Expedia: InterActive spun off Expedia from its operations to provide greater clarity to shareholders. We initially entered the position because we felt such a move would unlock shareholder value. Since it occurred, we took the opportunity to sell our position.

o Pfizer: The drug maker has been hurt by an anemic earnings growth rate. The company has yet to provide a clear solution on how it can turn things around and start posting double digit growth rates. The Cox-2 inhibitor crisis did not help matters either. Pfizer took Bextra off the market and gave its popular Celebrex drug a more stringent warning label.

OUTLOOK
We believe that regardless of where we are in an economic cycle, we can identify securities poised to increase in price.

This year, the general averages may not make significant strides because of rising short and long-term interest rates. Instead, 2006 will likely be a "stock picker's market"--a market that we believe will benefit the Fund.

The rise in long-term interest rates hurts equities for at least two reasons. The most obvious is that higher interest rates raise the cost of borrowing which cuts into corporate profits. But another reason rising long-term rates hurt equities is because they become attractive investment alternatives.

On the bright side, energy prices are unlikely to be a significant drag on returns. We expect energy prices to remain elevated due to strong demand from developing countries but also recognize "the invisible hand" at work. That is, higher energy prices entice business to increase production and exploration activities (which will depress prices) and higher prices curb consumer demand (which also weakens prices).

We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting your assets to our care and your continued belief in the Profit Fund investment style. We look forward to serving your investment needs for many years to come.

Sincerely,

Eugene A. Profit
President


IMPORTANT INFORMATION
Authorized for distribution only if preceded or accompanied by a prospectus. This Letter to Shareholders seeks to describe the Fund manager's current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security.

Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

THE PROFIT FUND
--------------------------------------------------------------------------------

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PROFIT FUND AND THE STANDARD & POOR'S 500 INDEX (UNAUDITED)

                               [GRAPHIC OMITTED]

               The Profit Fund              Standard & Poor's 500 Index
               ---------------              ---------------------------

             11/15/96    $  10,000            11/15/96    $  10,000
             12/31/96       10,240            12/31/96       10,068
             03/31/97       10,430            03/31/97       10,338
             06/30/97       11,650            06/30/97       12,143
             09/30/97       12,880            09/30/97       13,052
             12/31/97       12,655            12/31/97       13,427
             03/31/98       13,778            03/31/98       15,300
             06/30/98       13,929            06/30/98       15,805
             09/30/98       12,806            09/30/98       14,233
             12/31/98       16,773            12/31/98       17,264
             03/31/99       18,981            03/31/99       18,125
             06/30/99       18,971            06/30/99       19,402
             09/30/99       18,252            09/30/99       18,191
             12/31/99       21,406            12/31/99       20,897
             03/31/00       23,332            03/31/00       21,377
             06/30/00       22,704            06/30/00       20,809
             09/30/00       23,023            09/30/00       20,607
             12/31/00       20,503            12/31/00       18,995
             03/31/01       18,591            03/31/01       16,742
             06/30/01       19,909            06/30/01       17,722
             09/30/01       15,800            09/30/01       15,120
             12/31/01       18,338            12/31/01       16,736
            3/31/2002       18,097           3/31/2002       16,782
            6/30/2002       15,613           6/30/2002       14,534
            9/30/2002       13,020           9/30/2002       12,023
           12/31/2002       13,811          12/31/2002       13,037
            3/31/2003       13,636           3/31/2003       12,627
            6/30/2003       15,987           6/30/2003       14,570
            9/30/2003       16,932           9/30/2003       14,956
           12/31/2003       18,635          12/31/2003       16,777
            3/31/2004       19,250           3/31/2004       17,061
            6/30/2004       19,316           6/30/2004       17,354
            9/30/2004       19,349           9/30/2004       17,030
           12/31/2004       21,063          12/31/2004       18,602
            3/31/2005       20,767           3/31/2005       18,203
            6/30/2005       21,030           6/30/2005       18,452
            9/30/2005       21,250           9/30/2005       19,117


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                             The Profit Fund
                                     Average Annual Total Returns(a)

                                 (for periods ended September 30, 2005)

                                1 YEAR      5 YEARS     SINCE INCEPTION(b)
                                ------      -------     ------------------
The Profit Fund                  9.82%       (1.59%)           8.87%
Standard & Poor's 500 Index     12.25%       (1.49%)           7.58%

--------------------------------------------------------------------------------
(a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares commenced on November 15, 1996.

THE PROFIT FUND
--------------------------------------------------------------------------------

                        THE PROFIT FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                      AS OF SEPTEMBER 30, 2005 (UNAUDITED)

                               [GRAPHIC OMITTED]


                                          The Profit           S&P 500
                                             Fund               Index
                                          ----------           -------
Energy                                       5.9%               10.7%
Materials                                    0.6%                9.7%
Industrials                                 18.9%               10.3%
Consumer Discretionary                      10.1%               20.1%
Consumer Staples                            10.6%               13.3%
Health Care                                 14.5%               11.1%
Financials                                  19.4%               15.3%
Information Technology                      19.5%                2.9%
Telecommunication Services                   0.0%                3.1%
Utilities                                    1.1%                3.5%




                        THE PROFIT FUND TOP TEN HOLDINGS
                         September 30, 2005 (Unaudited)
           ------------------------------------------------------
                                                    % OF
               SECURITY DESCRIPTION              NET ASSETS
               --------------------              ----------
               Hartford Financial Services Group    3.3%
               XTO Energy, Inc.                     3.2%
               American Standard Companies, Inc.    3.2%
               Barr Pharmaceuticals, Inc.           3.1%
               MGIC Investments Corp.               3.0%
               General Electric Co.                 2.9%
               Danaher Corp.                        2.8%
               Amgen, Inc.                          2.8%
               Medtronic, Inc.                      2.7%
               Marathon Oil Corp.                   2.7%

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost ......................................   $  10,219,730
                                                               =============

  At value (Note 2).........................................   $  11,783,690
Receivable for capital shares sold ..........................          2,114
Dividends receivable ........................................         13,761
Other assets ................................................         10,570
                                                               -------------
  TOTAL ASSETS ..............................................     11,810,135
                                                               -------------

LIABILITIES
Payble for capital shares redeemed ..........................        109,750
Payable to Adviser (Note 4) .................................         12,459
Payable to Administrator (Note 4) ...........................          6,000
Payable to Chief Compliance Officer (Note 4) ................          6,000
Other accrued expenses and liabilities ......................         20,825
                                                               -------------
  TOTAL LIABILITIES .........................................        155,034
                                                               -------------

NET ASSETS ..................................................  $  11,655,101
                                                               =============


NET ASSETS CONSIST OF:
Paid-in capital .............................................  $  10,127,721
Accumulated net realized losses from
  security transactions .....................................        (36,580)
Net unrealized appreciation on investments ..................      1,563,960
                                                               -------------
NET ASSETS ..................................................  $  11,655,101
                                                               =============


Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ................        602,494
                                                               =============


Net asset value, offering price, and redemption
  price per share ...........................................  $       19.34
                                                               =============


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005
----------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends .................................................  $     190,917
                                                                    --------

EXPENSES
  Investment advisory fees (Note 4) .........................        141,989
  Professional fees .........................................         51,348
  Compliance fees (Note 4) ..................................         36,000
  Accounting services fees (Note 4) .........................         30,000
  Administration fees (Note 4) ..............................         24,000
  Transfer agent fees (Note 4) ..............................         18,000
  Postage and supplies ......................................         16,945
  Insurance expense .........................................         15,145
  Registration fees .........................................         13,985
  Distribution expense (Note 4) .............................         12,224
  Custodian fees ............................................          7,960
  Reports to shareholders ...................................          4,440
  Trustees' fees ............................................          3,750
  Other expenses ............................................          8,223
                                                               -------------
       TOTAL EXPENSES .......................................        384,009
  Fees waived by the Adviser (Note 4) .......................       (105,711)
                                                               -------------
       NET EXPENSES .........................................        278,298
                                                               -------------

NET INVESTMENT LOSS .........................................        (87,381)
                                                               -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions .............        617,993
  Net change in unrealized appreciation/
   depreciation on investments ..............................        379,576
                                                               -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ............        997,569
                                                               -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..................  $     910,188
                                                               =============


See accompanying notes to financial statements.


THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------
                                                                    YEAR            YEAR
                                                                    ENDED           ENDED
                                                                SEPTEMBER 30,    SEPTEMBER 30,
                                                                    2005            2004
----------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss .......................................  $     (87,381)  $     (71,192)
  Net realized gains from security transactions .............        617,993         164,862
  Net change in unrealized appreciation/depreciation
   on investments ...........................................        379,576         597,706
                                                               -------------   -------------
Net increase in net assets from operations ..................        910,188         691,376
                                                               -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
  Net assets received in conjunction with
   fund merger (Note 1) .....................................      5,278,621       3,231,291
  Proceeds from shares sold .................................        582,123         432,374
  Payments for shares redeemed ..............................     (2,001,766)     (1,064,478)
                                                               -------------   -------------
Net increase in net assets from capital share transactions ..      3,858,978       2,599,187
                                                               -------------   -------------

TOTAL INCREASE IN NET ASSETS ................................      4,769,166       3,290,563

NET ASSETS
  Beginning of year .........................................      6,885,935       3,595,372
                                                               -------------   -------------
  End of year ...............................................  $  11,655,101    $  6,885,935
                                                               =============    ============

UNDISTRIBUTED NET INVESTMENT INCOME .........................  $          --    $         --
                                                               =============    ============


CAPITAL SHARE ACTIVITY
  Shares issued in conjunction with fund merger (Note 1) ....        285,841         193,937
  Shares sold ...............................................         31,071          24,964
  Shares redeemed ...........................................       (105,344)        (61,274)
                                                               -------------   -------------
    Net increase in shares outstanding ......................        211,568         157,627
  Shares outstanding, beginning of year .....................        390,926         233,299
                                                               -------------   -------------
  Shares outstanding, end of year ...........................        602,494         390,926
                                                               =============    ============

See accompanying notes to financial statements.


THE PROFIT FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
-------------------------------------------------------------------------------------------------------------

                                                     YEAR         YEAR      YEAR         YEAR        YEAR
                                                     ENDED        ENDED     ENDED        ENDED       ENDED
                                                   SEPT. 30,    SEPT. 30,  SEPT. 30,    SEPT 30,    SEPT 30,
                                                     2005         2004       2003        2002        2001
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..........  $   17.61    $   15.41   $   11.85   $   14.38   $   21.63
                                                 ---------    ---------   ---------   ---------   ---------

Income (loss) from investment operations:
  Net investment loss .........................      (0.15)       (0.18)      (0.32)      (0.25)      (0.22)
  Net realized and unrealized gains
   (losses) on investments ....................       1.88         2.38        3.88       (2.28)      (6.43)
                                                 ---------    ---------   ---------   ---------   ---------
Total from investment operations ..............       1.73         2.20        3.56       (2.53)      (6.65)
                                                 ---------    ---------   ---------   ---------   ---------

Less distributions:
  Distributions from net realized gains .......         --           --          --          --      ( 0.60)
                                                 ---------    ---------   ---------   ---------   ---------

Net asset value at end of year ................  $   19.34    $   17.61   $   15.41   $   11.85   $   14.38
                                                 =========    =========   =========   =========   =========


Total return (a) ..............................       9.82%       14.28%      30.04%    (17.59%)    (31.37%)
                                                 =========    =========   =========   =========   =========


Net assets at end of year (000's) .............  $  11,655    $   6,886   $   3,595   $   3,124   $   4,737
                                                 =========    =========   =========   =========   =========

Ratio of net expenses to
  average net assets (b) ......................       2.45%        2.54%       3.61%       2.25%       2.14%

Ratio of net investment loss to
  average net assets ..........................     (0.77%)      (1.15%)     (2.28%)     (1.46%)     (1.18%)

Portfolio turnover rate .......................         65%          33%       30%           53%         52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.37%, 3.70%, 5.59%, 4.72%, and 3.91% for the years ended September 30, 2005, 2004, 2003, 2002, and  2001,  respectively  (Note 4).


See accompanying notes to financial statements.

THE PROFIT FUND
PORTFOLIO OF  INVESTMENTS
SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
   SHARES  COMMON STOCKS -- 100.6%                                    VALUE
--------------------------------------------------------------------------------
           AEROSPACE -- 4.6%
   2,300   General Dynamics Corp. ...........................    $   274,965
   5,000   United Technologies Corp. ........................        259,200
                                                                 -----------
                                                                     534,165
                                                                 -----------

           BANKS -- 9.2%
   4,600   Bank of America Corp. ............................        193,660
   5,000   Hartford Financial Services Group, Inc. (The) ....        385,850
   2,300   Lehman Brothers Holdings, Inc. ...................        267,904
   5,775   Washington Mutual, Inc. ..........................        226,495
                                                                 -----------
                                                                   1,073,909
                                                                 -----------

           COMPUTERS & COMPUTER PRODUCTS -- 12.2%
  16,972   Cisco Systems, Inc. (a) ..........................        304,308
  22,470   EMC Corp. (a) ....................................        290,762
  10,000   Hewlett-Packard Co. ..............................        292,000
   8,000   NVIDIA Corp. (a) .................................        274,240
  20,000   Western Digital Corp. (a) ........................        258,600
                                                                 -----------
                                                                   1,419,910
                                                                 -----------
           CONSTRUCTION -- 2.0%
   4,000   Caterpillar, Inc. ................................        235,000
                                                                 -----------

           CONSTRUCTION PRODUCTS -- 4.7%
   8,050   American Standard Cos., Inc. .....................        374,727
   4,014   Pulte Homes, Inc. ................................        172,281
                                                                 -----------
                                                                     547,008
                                                                 -----------

           CONSUMER STAPLES -- 4.2%
  10,600   Pepsi Bottling Group, Inc. (The) .................        302,630
   6,000   Sysco Corp. ......................................        188,220
                                                                 -----------
                                                                     490,850
                                                                 -----------

           DIVERSIFIED MANUFACTURING OPERATIONS -- 5.7%
   6,161   Danaher Corp. ....................................        331,647
   9,940   General Electric Co. .............................        334,680
                                                                 -----------
                                                                     666,327
                                                                 -----------

           E-COMMERCE -- 2.7%
   7,507   eBay, Inc. (a) ...................................        309,288
                                                                 -----------

           ELECTRIC -- 1.1%
   2,700   DTE Energy Co. ...................................        123,822
                                                                 -----------
           FOOD -- 1.4%
   4,900   McCormick & Co., Inc. ............................        159,887
                                                                 -----------

           HEALTHCARE SERVICES -- 1.4%
   3,200   Quest Diagnostics, Inc. ..........................        161,728
                                                                 -----------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
   SHARES  COMMON STOCKS -- 100.6% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
           INSURANCE -- 8.4%
   3,500   Aetna, Inc. ......................................    $   301,490
   2,700   Aon Corp. ........................................         86,616
       1   Berkshire Hathaway, Inc. - Class A (a) ...........         82,000
   5,500   MGIC Investment Corp. ............................        353,100
   3,950   PMI Group, Inc. (The) ............................        157,487
                                                                 -----------
                                                                     980,693
                                                                 -----------
           INTERNET SECURITY -- 2.3%
  12,000   Symantec Corp. (a) ...............................        271,920
                                                                 -----------

           MEDICAL - DRUGS -- 8.0%
   4,027   Amgen, Inc. (a) ..................................        320,831
   6,613   Barr Pharmaceuticals, Inc. (a) ...................        363,186
   5,025   Gilead Sciences, Inc. (a) ........................        245,019
                                                                 -----------
                                                                     929,036
                                                                 -----------

           MEDICAL - PRODUCTS -- 5.1%
  10,500   Cytyc Corp. (a) ..................................        281,925
   5,934   Medtronic, Inc. ..................................        318,181
                                                                 -----------
                                                                     600,106
                                                                 -----------

           MORTGAGE LOAN/BANKER -- 1.7%
  20,000   Friedman, Billings, Ramsey Group, Inc. - Class A .        203,800
                                                                 -----------

           MULTI-MEDIA -- 4.2%
  12,647   Walt Disney Co. (The) ............................        305,172
   5,000   XM Satellite Radio Holdings, Inc. - Class A (a) ..        179,550
                                                                 -----------
                                                                     484,722
                                                                 -----------

           OFFICE AUTOMATION & EQUIPMENT -- 0.9%
   2,400   Pitney Bowes, Inc. ...............................        100,176
                                                                 -----------

           OIL -- 5.9%
   4,500   Marathon Oil Corp. ...............................        310,185
   8,333   XTO Energy, Inc. .................................        377,652
                                                                 -----------
                                                                     687,837
                                                                 -----------

           PACKAGING -- 0.6%
   3,700   Pactiv Corp. (a) .................................         64,824
                                                                 -----------

           RECREATIONAL VEHICLES -- 2.5%
   6,000   Polaris Industries, Inc. .........................        297,300
                                                                 -----------

           RETAIL -- 9.5%
   6,100   Limited Brands, Inc. .............................        124,623
   9,000   Staples, Inc. ....................................        191,880
   4,000   Target Corp. .....................................        207,720
   6,725   Walgreen Co. .....................................        292,201
   6,594   Wal-Mart Stores, Inc. ............................        288,949
                                                                 -----------
                                                                   1,105,373
                                                                 -----------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
   SHARES  COMMON STOCKS -- 100.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
           SOFTWARE -- 2.3%
   9,101   Adobe Systems, Inc. ..............................    $   271,665
                                                                 -----------

           TOTAL COMMON STOCKS (Cost $10,155,386) ...........    $11,719,346
                                                                 -----------
--------------------------------------------------------------------------------
   SHARES  MONEY MARKET FUNDS -- 0.5%                                VALUE
--------------------------------------------------------------------------------
  61,191   Evergreen Institutional Cash Portfolio - Government   $    61,191
   3,153   Fidelity Institutional Cash Portfolio - Government          3,153
                                                                 -----------
           TOTAL MONEY MARKET FUNDS (Cost $64,344) ..........    $    64,344
                                                                 -----------

           TOTAL INVESTMENT SECURITIES AT VALUE -- 101.1%
            (Cost $10,219,730) ..............................    $11,783,690

           LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1%) ..      ( 128,589)
                                                                 -----------

           NET ASSETS -- 100.0% .............................    $11,655,101
                                                                 ===========


(a) Non-income producing security.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
1.   ORGANIZATION

The Profit Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies
(that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

On December 23, 2003, the Fund consummated a tax-free merger with the Kenwood Growth & Income Fund (the Kenwood Fund). Pursuant to the terms of the agreement governing the merger, each share of the Kenwood Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Kenwood Fund as of December 22, 2003 ($16.66 and $13.38, respectively), resulting in a conversion ratio of 0.803025 shares of the Fund for each share of the Kenwood Fund. The Fund thus issued 193,937 shares to shareholders of the Kenwood Fund. Net assets of the Fund and the Kenwood Fund as of the merger date were $3,864,743 and $3,231,291, including unrealized appreciation of $711,640 and $292,883, respectively. In addition, the Kenwood Fund's net assets included accumulated capital losses of $17,683. Total net assets immediately after the merger were $7,096,034.

On November 19, 2004, the Fund consummated a tax-free merger with the Lake Forest Core Equity Fund (the Lake Forest Fund). Pursuant to the terms of the agreement governing the merger, each share of the Lake Forest Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Lake Forest Fund as of November 19, 2004 ($18.47 and $23.35, respectively), resulting in a conversion ratio of 1.264179 shares of the Fund for each share of the Lake Forest Fund. The Fund thus issued 285,841 shares to shareholders of the Lake Forest Fund. Net assets of the Fund and the Lake Forest Fund as of the merger date were $7,269,723 and $5,278,621, including unrealized appreciation (depreciation) of $1,562,530 and ($111,577), respectively. In addition, the Lake Forest Fund's net assets included accumulated net realized losses of $568,640. Total net assets immediately after the merger were $12,548,344.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. Currently, the offering price and redemption price per share of the Fund is equal to the net asset value per share. Prior to June 13, 2005, the maximum offering price per share of the Fund was equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).

Investment income-- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. There were no distributions during the years ended September 30, 2005 and 2004.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Contingencies and commitments -- The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2005:

--------------------------------------------------------------------------------
Cost of portfolio investments ...............................   $   10,219,730
                                                                ==============
Gross unrealized appreciation ...............................   $    1,788,826
Gross unrealized depreciation ...............................        ( 224,866)
                                                                --------------
Net unrealized appreciation .................................   $    1,563,960
Undistributed long-term gains ...............................          293,994
Capital loss carryforwards subject to limitations ...........        ( 330,574)
                                                                --------------
Accumulated earnings ........................................   $    1,527,380
                                                                ==============
--------------------------------------------------------------------------------

The primary difference between book basis and tax basis distributable earnings is the different book and tax treatments of short term capital gains and the timing limitations on the utilization of capital loss carryforwards acquired through fund mergers.

During the year ended September 30, 2005, the Fund utilized $323,999 of capital loss carryforwards, including $238,066 acquired through fund mergers to offset current year realized gains.

As of September 30, 2005, the Fund had a capital loss carryforward acquired in the merger with the Lake Forest Fund of $330,574, which expires September 30, 2010. This capital loss carryforward is subject to an annual limitation of $238,066 until

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
September 30, 2007, at which time the entire loss is available to offset net realized gains. Additionally, the capital loss carryforward can not be used to offset pre-acquisition market value gains until September 30, 2010.

For the year ended September 30, 2005, the Fund reclassified accumulated net investment loss of $87,381 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

During the year ended September 30, 2005, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $7,183,347 and $7,407,192, respectively.

4.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

The Chief Compliance Officer (the CCO) of the Trust is an affiliate of the Adviser. The Fund pays the CCO $36,000 annually for her services as CCO to the Trust.

MANAGEMENT AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of a Management Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund's average daily net assets.

The Adviser has contractually agreed, until at least February 1, 2006, to waive a portion of its advisory fees and, if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses do not exceed 2.45% per annum of the Fund's average daily net assets (the Expense Cap). As a result of the Expense Cap, the Adviser waived $105,711 of its investment advisory fees during the year ended September 30, 2005.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. Accordingly, Ultimus received $24,000 of administration fees for the year ended September 30, 2005.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. Accordingly, Ultimus received $30,000 of accounting fees for the year ended September 30, 2005.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. Accordingly, Ultimus received $18,000 of transfer agent fees for the year ended September 30, 2005. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $378 from underwriting commissions on the sale of shares of the Fund during the year ended September 30, 2005.

AFFILATED BROKER
E.S. Marks & Company, Inc., an affiliated person of the Adviser, earned $8,128 from commissions on the sale of shares of the Fund during the year ended September 30, 2005.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund paid distribution expenses of $12,224 under the Plan during the year ended September 30, 2005.

THE PROFIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Profit Funds Investment Trust
Silver Spring, Maryland

We have audited the accompanying statement of assets and liabilities of The Profit Fund (a series of shares of Profit Funds Investment Trust), including the portfolio of investments, as of September 30, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2004 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose report dated November 24, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/  BRIGGS, BUNTING & DOUGHERTY, LLP

                                             BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 8, 2005

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
--------------------------------------------------------------------------------
More information about the Fund's expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                   Beginning          Ending        Expenses
                                 Account Value     Account Value   Paid During
                                 April 1, 2005     Sept. 30, 2005    Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00          $1,023.30      $12.43
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00          $1,012.78      $12.36
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.45% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


CHANGE IN INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (UNAUDITED)
--------------------------------------------------------------------------------
On May 26, 2005, PricewaterhouseCoopers LLP resigned as the Trust's independent registered public accounting firm. On September 19, 2005, the Trust engaged Briggs, Bunting & Dougherty, LLP as the Fund's new independent registered public accounting firm. The selection of Briggs, Bunting & Dougherty, LLP was approved by the Trust's audit committee and ratified by the Board of Trustees.

PricewaterhouseCoopers LLP's reports on the Fund's financial statements for the fiscal years ended September 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of PricewaterhouseCoopers LLP's resignation, there were no disagreements between the Trust and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its reports on the financial statements for such years.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
--------------------------------------------------------------------------------
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:


                                                                               POSITION HELD       LENGTH OF
TRUSTEE                     ADDRESS                                 AGE        WITH THE TRUST      TIME SERVED
-----------------------------------------------------------------------------------------------------------------
*Eugene A. Profit           8401 Colesville Road, Suite 320          41        President and       Since
                            Silver Spring, MD  20910                           Trustee             June 1996

Larry E. Jennings, Jr.      250 South President Street, Suite 150    42        Trustee             Since
                            Baltimore, MD  21202                                                   October 1996

Robert M. Milanicz          750 First Street, NE                     57        Trustee             Since
                            Washington, DC  20002                                                  October 1996

Deborah T. Owens            9575 Sea Shadow                          46        Trustee             Since
                            Columbia, MD  21046                                                    October 1998

**Michelle Q. Profit        8401 Colesville Road, Suite 320          40        Chief Compliance    Since
                            Silver Spring, MD 20910                            Officer             October 2004

Robert G. Dorsey            225 Pictoria Drive, Suite 450            48        Vice President      Since
                            Cincinnati, OH 45246                                                   October 2001

Mark J. Seger               225 Pictoria Drive, Suite 450            43        Treasurer           Since
                            Cincinnati, OH 45246                                                   October 2001

John F. Splain              225 Pictoria Drive, Suite 450            49        Secretary           Since
                            Cincinnati, OH 45246                                                   October 2001
-----------------------------------------------------------------------------------------------------------------

* Eugene A. Profit, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or
(3) any company subject to the requirements of Section 15 (d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (a privately held investment firm). In addition, he is Co-Managing Member of Touchstone Partners LLC (a private equity fund).

Robert M. Milanicz is Assistant Controller of the American Psychological Association.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
Deborah T. Owens is the President of Owens Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter. In addition, from August 2005 to present she is a Market Development Leader for Allstate Insurance Company.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser. Prior to July 2004, she was a Financial Advocacy Attorney with the Credit Union National Association.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.


OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800)SEC-0330.

                      This page intentionally left blank.

                         PROFIT FUNDS INVESTMENT TRUST
                         8401 Colesville Road, Suite 320
                         Silver Spring, Maryland 20910

                         BOARD OF TRUSTEES
                         Eugene A. Profit
                         Larry E. Jennings, Jr.
                         Robert M. Milanicz
                         Deborah T. Owens

                         INVESTMENT ADVISER
                         PROFIT INVESTMENT MANAGEMENT
                         8401 Colesville Road, Suite 320
                         Silver Spring, Maryland 20910
                         (301) 650-0059

                         ADMINISTRATOR/TRANSFER AGENT
                         ULTIMUS FUND SOLUTIONS, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707

                         SHAREHOLDER SERVICE
                         Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of the Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by a current fund prospectus.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry E. Jennings, Jr. Mr. Jennings is "independent" for purposes of this Item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 with respect to the registrant's fiscal year ended September 30, 2005. The aggregate fees billed for professional services rendered by the registrant's former principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 with respect to the registrant's fiscal year ended September 30, 2004.

     (b) AUDIT-RELATED FEES. No fees were billed with respect to the registrant's fiscal year ended September 30, 2005 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. The aggregate fees billed for services by the registrant's former principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $11,830 with respect to the registrant's fiscal year ended September 30, 2004. The services comprising these fees related to two separate merger transactions involving the registrant, and included review of the proxy/registration statements for such mergers; consultation regarding pro-forma financial statements presentation, adjustments and disclosure matters; and issuance of the principal accountant's consent to the inclusion in the proxy/registration statements of its report relating to the registrant's audited financial statements.

     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto



Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust
             --------------------------------------------------------------


By (Signature and Title)*    /s/ Eugene A. Profit
                           -------------------------------------------

                           Eugene A. Profit, President

Date     November 23, 2005
      -------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*    /s/ Eugene A. Profit
                           -------------------------------------------

                           Eugene A. Profit, President

Date     November 23, 2005
      -------------------------------------------




By (Signature and Title)*    /s/ Mark J. Seger
                           -------------------------------------------

                           Mark J. Seger, Treasurer

Date     November 23, 2005
      -------------------------------------------



* Print the name and title of each signing officer under his or her signature.